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                                                                   Exhibit 10.12

                                J2 COMMUNICATIONS
                            10850 WILSHIRE BOULEVARD
                                   SUITE 1000
                              LOS ANGELES, CA 90024


                                  May 17, 2002


CONFIDENTIAL

Mr. Daniel S. Laikin
25 West 9th Street
Indianapolis, Indiana 46204

Mr. Paul Skjodt
9920 Towne Road
Carmel, Indiana 46032

Gentlemen:

        Re: Termination of Surviving Provisions of Letter Agreement

Gentlemen:

        Pursuant to Section 11(c) of the Letter Agreement, dated as of March 5, 2001 (as amended, the "Letter Agreement"; capitalized terms used in this letter but not otherwise defined herein shall have the respective meanings assigned to them in the Letter Agreement), by and among J2 Communications, a California corporation (the "Company"), James P. Jimirro, Daniel S. Laikin and Paul Skjodt, the parties agreed that, in the event that the Closing did not occur for any reason, including termination of the Letter Agreement as provided in Section 11(b) thereof, the Letter Agreement would be of no further force and effect; provided, however, that the provisions of Sections 4, 5, 6, 7, 11(c), 12(e), 14 and 19 were to remain in full force and effect regardless of any termination of the Letter Agreement, and that no such termination was to release any party thereto from liability for his or its willful breach thereof.

        This letter confirms the parties' understanding, and when signed, their binding agreement that, notwithstanding Section 11(c) of the Letter Agreement, the Letter Agreement is terminated and of no further force or effect, including, without limitation, Sections 4, 5, 6, 7, 11(c), 12(e), 14 and 19 thereof.

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        If the foregoing is acceptable to you, please so indicate by executing a counterpart of this Letter Agreement below and returning it to the Company.


                                          Sincerely,


                                          J2 COMMUNICATIONS

                                          By:___________________________________
                                          Name:
                                          Title:



                                          By:___________________________________
                                          Name:
                                          Title:


THE FOREGOING IS ACCEPTED
AND AGREED TO AS OF THE FIRST
DATE SET FORTH ABOVE:


______________________________________
JAMES P. JIMIRRO


______________________________________
DANIEL S. LAIKIN


______________________________________
PAUL SKJODT